Exhibit 10.14.2

SUPPLEMENT

DATED SEPTEMBER 19, 2008

TO

BOND PURCHASE AGREEMENT

DATED SEPTEMBER 12, 2008

REGARDING

THE INDUSTRIAL DEVELOPMENT AUTHORITY

OF THE COUNTY OF PIMA

WATER AND WASTEWATER REVENUE BONDS

(GLOBAL WATER RESOURCES, LLC PROJECT),

SERIES 2008

The Bond Purchase Agreement, dated September 12, 2008 (the “Bond Purchase Agreement”) by and among Hutchinson, Shockey, Erley & Co. (the “Purchaser”), The Industrial Development Authority of the County of Pima and Global Water Resources, LLC, executed in connection with the purchase and sale of the above described bonds (the “Series 2008 Bonds”), is hereby supplemented as provided herein. Capitalized terms not otherwise defined herein shall have the meanings given them in the Bond Purchase Agreement.

1.        The aggregate principal amount of Series 2008 Bonds being purchased and sold pursuant to the Bond Purchase Agreement is $24,550,000.

2.        The aggregate purchase price for the Series 2008 Bonds to be paid at the Closing shall be $24,181,750.00 (which represents the aggregate principal amount of the Series 2008 Bonds of $24,550,000.00 less Purchaser’s compensation of $368,250.00) (the “Purchase Price”).

3.        The Principal Amount, Dated Date, Maturity Schedule and Mandatory Sinking Fund Redemption provisions appearing on Exhibit A to the Bond Purchase Agreement shall be those provisions as they appear on Exhibit A to this Supplement.

4.        None of the parties to the Bond Purchase Agreement object to the distribution of a printable electronic form of the final Limited Offering Memorandum.

5.        All provisions of the Bond Purchase Agreement not supplemented herein, remain the same and the Bond Purchase Agreement, as supplemented is hereby ratified and confirmed.

[Signature page follows]

1

HUTCHINSON, SHOCKEY, ERLEY & CO.

By:
Title: SENIOR VICE PRESIDENT

GLOBAL WATER RESOURCES, LLC	THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE COUNTY OF PIMA

By:
Printed Name:	By:
Title:	Printed Name:
Title:

HUTCHINSON, SHOCKEY, ERLEY & CO.

By:
Printed Name: Brian O’Connor
Title: Senior Vice President

GLOBAL WATER RESOURCES, LLC	THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE COUNTY OF PIMA

By: /s/ Trevor T. Hill
Printed Name: Trevor T. Hill	By:
Title: President/CEO	Printed Name: Stanley Lehman
Title: Vice President

[SIGNATURE PAGE TO SUPPLEMENT TO

BOND PURCHASE AGREEMENT]

HUTCHINSON, SHOCKEY, ERLEY & CO.

By:
Title:

GLOBAL WATER RESOURCES, LLC	THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE COUNTY OF PIMA

By:
Printed Name:	By: /s/ Frank Y. Valenzuela
Title:	Printed Name: Frank Y. Valenzuela
Title: Treasurer

EXHIBIT A

Principal Amount: $24,550,000

Dated Date: Date of Delivery

Maturity Schedule

Year	Principal Amount	Rate	Yield
2018	$1,315,000	6.375%	6.375%
2038	23,235,000	7.500%	7.500%

Mandatory Sinking Fund Redemption

The Series 2008 Bonds maturing on December 1, 2018 and December 1, 2038 are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, on December 1, in the following principal amounts in the years specified:

Year		Amount
	Maturing in 2018
2012		155,000
2013		165,000
2014		175,000
2015		185,000
2016		200,000
2017		210,000
2018		225,000
	Maturing in 2038
2019		475,000
2020		515,000
2021		550,000
2022		595,000
2023		635,000
2024		685,000
2025		735,000
2026		790,000
2027		850,000
2028		915,000
2029		985,000
2030		1,055,000
2031		1,135,000
2032		1,220,000
2033		1,315,000
2034		1,410,000
2035		1,515,000
2036		1,630,000
2037		1,755,000
2038		4,470,000	*

*Maturity